UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2012

Volterra Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47467 Fremont Blvd., Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 510 743 1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Election of Director

On January 20, 2012, the Company’s Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, appointed Stephen M. Smith as an independent director to the Board of Directors. Mr. Smith, age 56, is Chief Executive Officer and President of Equinix, a provider of global data center services, and has served in such capacity since joining Equinix in 2007. Prior to Equinix, Mr. Smith served as Senior Vice President of HP Services at Hewlett Packard Co., as Vice President of Global Professional and Managed Services at Lucent Technologies and also held various management and sales positions with Electronic Data Systems Corporation, including Chief Sales Officer, President of EDS Asia-Pacific, and President of EDS Western Region. Mr. Smith graduated from the U.S. Military Academy at West Point and holds a B.S. in Engineering.

Mr. Smith was also appointed as a member of the Company’s Audit Committee. As a member of the Company’s Board and Audit Committee, Mr. Smith will receive the Company’s standard compensation for non-employee directors and will sign the Company’s form Indemnification Agreement.

There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which Mr. Smith was named a director of the Company. Mr. Smith does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Smith has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K

A press release announcing the appointment of Mr. Smith was issued on January 23, 2012, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

(b) Resignation of Director

On January 20, 2012, Mr. Mel Friedman announced his resignation from the Board of Directors of Volterra Semiconductor Corporation and the Company’s Audit and Nominating and Corporate Governance Committees, effective January 20, 2012. Mr. Friedman’s resignation from the Board or committees did not involve any disagreement with the Company.

A press release announcing the resignation of Mr. Friedman was issued on January 23, 2012, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release of Volterra Semiconductor Corporation dated January 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

By:	/s/ DAVID OH
Name:	David Oh
Title:	General Counsel

Dated: January 23, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Volterra Semiconductor Corporation dated January 23, 2012.